Exhibit 99.B(h)(7)(D)(i)

FORM OF

Amendment No. 20 to FundRun Schedule of Data Services

Reference is hereby made to that certain FundRun Schedule of Data Services having a commencement date of February 3, 2003 (the “Schedule”), as amended, among Interactive Data Pricing and Reference Data, Inc. (formerly, “FT Interactive Data Corporation”), 22 Crosby Drive, Bedford, MA 01730, ING Investments, LLC, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034, Directed Services, LLC, 1475 Dunwoody Drive, West Chester, PA 19380, and, for the specific purposes described in the Schedule, the individual mutual funds identified on Appendix C-1 and Appendix C-2 (“Appendices”) to the Schedule.  Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Schedule.

WHEREAS, the parties desire to further amend the Schedule as of July 12, 2007 (the “Amendment Date”) to add additional mutual funds as Customers under the Schedule, as contemplated in Section 3 of the Schedule.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                       Amended Appendix C-1 and Amended Appendix C-2 to the Schedule are hereby superseded by Amended Appendix C-1 and Amended Appendix C-2 hereto, and the funds set forth on the attached Appendices shall constitute all of the Customers under the Schedule.

2.                                       The laws of the State of New York shall govern the construction and interpretation of this Amendment without reference to the conflicts of laws principles of such jurisdiction.

3.                                       This Amendment may be signed in counterparts, with the same effect as if the signature on each counterpart were upon the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives, incorporating this Amendment into the Schedule as of the Amendment Date.

“INTERACTIVE DATA”	“THE AGENT”
INTERACTIVE DATA	ING INVESTMENTS, LLC
PRICING AND REFERENCE DATA, INC.

By:	By:
Earl T. Humphrey	Todd Modic
Regional Sales Director	Senior Vice President

“THE AGENT”
DIRECTED SERVICES, LLC

By:
Todd Modic
Vice President

“THE CUSTOMERS”

By:
Kimberly A. Anderson
Senior Vice President

Duly authorized to execute and deliver this Schedule on behalf of each Customer identified in this Amendment and each Customer set forth on the Appendices to the Schedule, as amended.

FORM OF

AMENDED APPENDIX C-1

ING INVESTMENTS, LLC

LIST OF CUSTOMERS

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING Financial Services Fund

ING Fundamental Research Fund

ING Index Plus LargeCap Equity Fund

ING Index Plus LargeCap Equity Fund II

ING Index Plus LargeCap Equity Fund III

ING LargeCap Growth Fund

ING LargeCap Value Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Principal Protection Fund IV

ING Principal Protection Fund V

ING Principal Protection Fund VI

ING Principal Protection Fund VII

ING Principal Protection Fund VIII

ING Principal Protection Fund IX

ING Principal Protection Fund X

ING Principal Protection Fund XI

ING Principal Protection Fund XII

ING Real Estate Fund

ING SmallCap Opportunities Fund

ING SmallCap Value Choice Fund

ING Value Choice Fund

ING FUNDS TRUST

ING Classic Money Market Fund

ING GNMA Income Fund

ING High Yield Bond Fund

ING Institutional Prime Money Market Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTMENT FUNDS, INC.

ING MagnaCap Fund

ING INVESTORS TRUST

ING American Funds Bond Portfolio

ING American Funds Growth Portfolio

ING American Funds Growth-Income Portfolio

ING American Funds International Portfolio

ING Disciplined Small Cap Value Portfolio

ING EquitiesPlus Portfolio

ING Global Real Estate Portfolio

ING VP Index Plus International Equity Portfolio

ING MAYFLOWER TRUST

ING International Value Fund

ING MUTUAL FUNDS

ING Asia-Pacific Real Estate Fund

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING Emerging Markets Fixed Income Fund

ING European Real Estate Fund

ING Foreign Fund

ING Global Bond Fund

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

ING PARTNERS, INC.

ING LifeStyle Conservative Portfolio

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING SPorts Core Fixed Income Fund

ING SPorts Core Plus Fixed Income Fund

ING VARIABLE INSURANCE TRUST

ING GET U.S. Core Portfolio - Series 1

ING GET U.S. Core Portfolio - Series 2

ING GET U.S. Core Portfolio - Series 3

ING GET U.S. Core Portfolio - Series 4

ING GET U.S. Core Portfolio - Series 5

ING GET U.S. Core Portfolio - Series 6

ING GET U.S. Core Portfolio - Series 7

ING GET U.S. Core Portfolio - Series 8

ING GET U.S. Core Portfolio - Series 9

ING GET U.S. Core Portfolio - Series 10

ING GET U.S. Core Portfolio - Series 11

ING GET U.S. Core Portfolio - Series 12

ING GET U.S. Core Portfolio - Series 13

ING GET U.S. Core Portfolio - Series 14

ING VP Global Equity Dividend Portfolio

ING VARIABLE PRODUCTS TRUST

ING VP Financial Services Portfolio

ING VP High Yield Bond Portfolio

ING VP International Value Portfolio

ING VP MidCap Opportunities Portfolio

ING VP Real Estate Portfolio

ING VP SmallCap Opportunities Portfolio

ING GET FUND

ING GET Fund – Series R

ING GET Fund – Series S

ING GET Fund – Series T

ING GET Fund – Series U

ING GET Fund – Series V

ING SERIES FUND, INC.

Brokerage Cash Reserves

ING 130/30 Fundamental Research Fund

ING Balanced Fund

ING Global Science and Technology Fund

ING Growth and Income Fund

ING Growth Fund

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

ING International Equity Fund

ING Money Market Fund

ING Small Company Fund

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING VP Strategic Allocation Conservative Portfolio

ING VP Strategic Allocation Growth Portfolio

ING VP Strategic Allocation Moderate Portfolio

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.

ING VP Global Science and Technology Portfolio

ING VP Growth Portfolio

ING VP Index Plus LargeCap Portfolio

ING VP Index Plus MidCap Portfolio

ING VP Index Plus SmallCap Portfolio

ING VP International Equity Portfolio

ING VP Small Company Portfolio

ING VP Value Opportunity Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP INTERMEDIATE BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO

FORM OF

AMENDED APPENDIX C-2

DIRECTED SERVICES, LLC

LIST OF CUSTOMERS

ING INVESTORS TRUST

ING AllianceBernstein Mid Cap Growth Portfolio(1)

ING BlackRock Large Cap Growth Portfolio(1)

ING BlackRock Large Cap Value Portfolio(1)

ING BlackRock Inflation Protected Bond Portfolio

ING Capital Guardian U.S. Equities Portfolio(1)

ING Evergreen Health Sciences Portfolio(1)

ING Evergreen Omega Portfolio(1)

ING FMRSM Large Cap Growth Portfolio

ING FMRSM Mid Cap Growth Portfolio(1)

ING Focus 5 Portfolio

ING Franklin Income Portfolio

ING Franklin Mutual Shares Portfolio(1)

ING Franklin Templeton Founding Strategy Portfolio

ING Global Resources Portfolio(1)

ING Global Technology Portfolio(1)

ING International Growth Opportunities Portfolio(1)

ING Janus Contrarian Portfolio(1)

ING JPMorgan Emerging Markets Equity Portfolio(1)

ING JPMorgan Small Cap Core Equity Portfolio(1)

ING JPMorgan Value Opportunities Portfolio

ING Julius Baer Foreign Portfolio(1)

ING Legg Mason Value Portfolio(1)

ING Limited Maturity Bond Portfolio(1)

ING Liquid Assets Portfolio(1)

ING Lord Abbett Affiliated Portfolio(1)

ING Marsico Growth Portfolio(1)

ING Marsico International Opportunities Portfolio

ING MFS Total Return Portfolio(1)

ING MFS Utilities Portfolio

ING Oppenheimer Main Street Portfolio®(1)

ING PIMCO Core Bond Portfolio(1)

ING PIMCO High Yield Portfolio(1)

ING Pioneer Equity Income Portfolio

ING Pioneer Fund Portfolio(1)

ING Pioneer Mid Cap Value Portfolio(1)

ING Stock Index Portfolio(1)

ING T. Rowe Price Capital Appreciation Portfolio(1)

ING T. Rowe Price Equity Income Portfolio(1)

ING Templeton Global Growth Portfolio (1)

ING UBS U.S. Allocation Portfolio(1)

ING Van Kampen Capital Growth Portfolio(1)

ING Van Kampen Global Franchise Portfolio(1)

ING Van Kampen Growth and Income Portfolio(1)

ING Van Kampen Real Estate Portfolio(1)

ING Wells Fargo Mid Cap Disciplined Portfolio(1)

ING Wells Fargo Small Cap Disciplined Portfolio

ING PARTNERS, INC.

ING American Century Large Company Value Portfolio

ING American Century Small-Mid Cap Value Portfolio

ING Baron Asset Portfolio

ING Baron Small Cap Growth Portfolio

ING Columbia Small Cap Value II Portfolio

ING Davis New York Venture Portfolio

ING Fidelity® VIP Contrafund® Portfolio

ING Fidelity® VIP Equity-Income Portfolio

ING Fidelity® VIP Growth Portfolio

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.

ING Fidelity® VIP Mid Cap Portfolio

ING Fundamental Research Portfolio

ING JPMorgan International Portfolio

ING JPMorgan Mid Cap Value Portfolio

ING Legg Mason Partners Aggressive Growth Portfolio

ING Legg Mason Partners Large Cap Growth Portfolio

ING Lord Abbett U.S. Government Securities Portfolio

ING Neuberger Berman Partners Portfolio

ING Neuberger Berman Regency Portfolio

ING OpCap Balanced Value Portfolio

ING Oppenheimer Global Portfolio

ING Oppenheimer Strategic Income Portfolio

ING PIMCO Total Return Portfolio

ING Pioneer High Yield Portfolio

ING Solution Growth and Income Portfolio

ING Solution Growth Portfolio

ING T. Rowe Price Diversified Mid Cap Growth Portfolio

ING T. Rowe Price Growth Equity Portfolio

ING Templeton Foreign Equity Portfolio

ING Thornburg Value Portfolio

ING UBS U.S. Large Cap Equity Portfolio

ING UBS U.S. Small Cap Growth Portfolio

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

(1)  Under the terms of the Management Agreement between ING Investors Trust and Directed Services, LLC, the Fund is subject to a unified fee arrangement.  Accordingly, the portion of Fees allocated to the Fund under the Agreement will be borne directly by Directed Services, LLC as provided in the Management Agreement.